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Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We consent to the use in this Amendment No. 1 to the Registration Statement on Form S-1 (File No. 333-147096), of our report dated December 12, 2007, with respect to the financial statements of Capstar Acquisition Corp., and to the reference to our Firm under the caption "Experts" in the Prospectus.

// Rothstein Kass & Company, P.C.

Roseland, New Jersey
December 12, 2007

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  Exhibit 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM